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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 13, 2003


                                 OFFICEMAX, INC.
               (Exact Name of Registrant as Specified in Charter)




             OHIO                       1-13380                 34-1573735
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

   3605 WARRENSVILLE CENTER ROAD
   SHAKER HEIGHTS, OHIO                                            44122
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (216) 471-6900

        Former name or former address, if changed since last report: N/A

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

ITEM 7(c). EXHIBITS.

Exhibit 99.1 - Press Release of OfficeMax, Inc. dated November 13,
               2003, reporting OfficeMax's financial results for the 13-week and 39-week periods ended October 25, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being filed pursuant to both Item 5 and Item 12.

               On November 13, 2003, OfficeMax, Inc. ("OfficeMax") issued a press release reporting operating results for the 13-week and 39-week periods ended October 25, 2003 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference into this Item 12.

               The Press Release contains certain "non-GAAP financial measures" within the meaning of the Securities and Exchange Commission's Regulation G and
Item 10 of Regulation S-K. OfficeMax has provided quantitative reconciliations within the Press Release of the non-GAAP financial measures to the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. These non-GAAP financial measures have been presented because management uses this information in monitoring and evaluating OfficeMax's financial results and believes that these measures enable investors to better evaluate OfficeMax's operating performance relative to that of its competitors.

               The non-GAAP financial measures contained in the Press Release should be considered in addition to, and not as a substitute for, financial information prepared in accordance with GAAP.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    OFFICEMAX, INC.



                                    By:     /s/  Ross H. Pollock
                                        ---------------------------------------
                                          Name:  Ross H. Pollock
                                          Title:  Secretary


Date:  November 13, 2003









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                                INDEX TO EXHIBITS



EXHIBIT NO.     EXHIBIT
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99.1            Press Release of OfficeMax,  Inc. dated November 13, 2003, reporting OfficeMax's financial results for the 13-week and 39-week periods ended October 25, 2003.